AMENDMENT TO CONSULTING
                  AND INDEMNIFICATION AGREEMENT


     This Amendment to Consulting and Indemnification Agreement
("Amendment") is between Anheuser-Busch Companies, Inc. ("A-BC") and James R. Jones (the "Director Designee").

     WHEREAS, A-BC and Director Designee have entered into a Consulting and Indemnification Agreement (the "Indemnification
Agreement") dated as of October 1, 1997;

     WHEREAS, A-BC and Director Designee have agreed to clarify certain provisions in the Indemnification Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements, and upon the terms and subject to the conditions hereinafter set forth, and intending to be legally bound hereby, the parties do hereby agree as follows:

     1. Section 16(a) of the Indemnification Agreement is hereby deleted and the following is hereby inserted in its place:

       (a) At the option of A-BC, A-BC may terminate this Agreement and its obligations hereunder by written notice to the Director Designee delivered to his address as recorded upon the records of A-BC. Upon receipt by Director Designee of such notice, A-BC shall have no further obligations hereunder; provided that such termination shall not limit the rights of the Director Designee or the obligations of A-BC with respect to any Indemnifiable Event occurring prior to such termination.

     2. This Amendment shall be effective and shall apply and take effect as of the date of the Indemnification Agreement. All other provisions of the Indemnification Agreement that are not explicitly modified hereby shall remain in full force and effect, and this Amendment shall be construed in connection with and as part of the Indemnification Agreement.

     3. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.




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     IN WITNESS WHEREOF, the parties hereto have duly executed
and delivered this Amendment as of January 1, 1998.


                         ANHEUSER-BUSCH COMPANIES, INC.



                         By:         /s/ W. Randolph Baker
                         -------------------------------------------------
                         Title: Vice President and Chief Financial Officer



                                    /s/ James R. Jones
                         -------------------------------------------------
                                        James R. Jones




































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